Exhibit 99.1

Graphjet Shareholders Approve Share Consolidation at Extraordinary General Meeting

New York, United States, Aug. 07, 2025 (GLOBE NEWSWIRE) -- Graphjet Technology (NADSAQ: GTI) (the “Company”) today announced that its shareholders approved a share consolidation proposal at the Company’s extraordinary general meeting of shareholders held on August 7, 2025.

The approved proposal authorizes the Company’s board of directors (the “Board”) to effect a share consolidation of the Company’s issued and unissued ordinary shares at a ratio ranging from 1-for-50 to 1-for-150, with the final ratio to be determined at the discretion of the Board.

On that same date, the Board approved a share consolidation ratio of 1-for-60.

The Company intends to file Amended and Restated Memorandum and Articles of Association in the Cayman Islands as soon as the effective date of the share consolidation is determined by the Board. The share consolidation is expected to become effective as soon as practicable, and the Company will announce the effective date and additional details in a subsequent press release and Current Report on Form 8-K.

“This approval shows the shareholders’ confidence in our plan to comply with the requirements of The Nasdaq Global Market. We are confident that the Company will be able to regain compliance in the near future.

On another note, we filed our Form 10-Q for December 31, 2024 on August 5, 2025 and are in the midst of completing the Form 10-Q for March 31, 2025. We are on target to file all the requisite Form 10-Qs before the September 15, 2025 deadline set by the Hearing Panel of Nasdaq”, says Chris Lai, the CEO of the Company.

About Graphjet Technology Sdn. Bhd.

Graphjet Technology Sdn. Bhd. (Nasdaq: GTI) was founded in 2019 in Malaysia as an innovative graphene and graphite producer. Graphjet Technology has the world’s first patented technology to recycle palm kernel shells generated in the production of palm seed oil to produce single layer graphene and artificial graphite. Graphjet’s sustainable production methods utilizing palm kernel shells, a waste agricultural product that is common in Malaysia, will set a new shift in graphite and graphene supply chain of the world. For more information, please visit https://www.graphjettech.com/.

Cautionary Statement Regarding Forward-Looking Statements

The information in this press release contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “aim,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) changes in the markets in which Graphjet competes, including with respect to its competitive landscape, technology evolution or regulatory changes; (ii) the risk that Graphjet will need to raise additional capital to execute its business plans, which may not be available on acceptable terms or at all; (iii) Graphjet is beginning the commercialization of its technology and it may not have an accurate estimate of future capital expenditures and future revenue; (iv) statements regarding Graphjet’s industry and market size; (v) financial condition and performance of Graphjet, including the anticipated benefits, the implied enterprise value, the financial condition, liquidity, results of operations, the products, the expected future performance and market opportunities of Graphjet; (vi) Graphjet’s ability to develop and manufacture its graphene and graphite products; and (vii) those factors discussed in our filings with the SEC. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the documents to be filed by Graphjet from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward- looking statements, and while Graphjet may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, unless required by applicable law. Graphjet does not give any assurance that Graphjet will achieve its expectations.

Graphjet Technology Contacts

Investors
ceo.office@graphjettech.com

Media
ceo.office@graphjettech.com